UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FORWARD AIR CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Forward- '()R\\'AP.r; A R(OP.P(:R.:\ IION ATTN _:GA_ DEPARTMErr 320? OLYM~..IS 30UL:\'ARD, SUITE 3'.lO V96266-PS0036 Your Vote Counts! FORWARD AIR CORPORATION 2026 Annual Meet ing Vote by June 16, 2026 11: 59 PM ET. For shares held in a Plan, vote by June 14, 2026 11 :59 PM ET. You invested in FORWARD AIR CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 17, 2026. Get informed before you vote View the Notice, Proxy Statement and Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) ca ll 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (in di cated below) in the subject line. Unless requested, you wi ll not otherwise receive a paper or email copy. f"ii7l For complete information and to vote, visit www.ProxyVote.com J.... Cont ro I # Smartphone users Point your camera here and vote without enteri ng a ~ I number Vote in Person at the Meeting* June 17, 2026 8:00 a.m. CT Hilton Dallas/Southlake Town Square Hotel 1400 Plaza Place Southlake, TX 76092 *Please check the meet ing materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Dale W. Boyles 02) Christine M. Gorjanc 03) Jerome Lorrain 04) Shawn Stewart 05) Paul Svindland Board Recommends ~For 2. To approve, on a non-binding, advisory basis, the compensation of the named executive officers (the "say on pay .., For vote"). v 3. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the ~ For 2026 f iscal year. 4. To approve an amendment to the 2025 Omnibus Incentive Compensation plan to increase number of shares of .., For common stock aut horized for issuance thereunder. v NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www ProxyVote.com, be sure to click "Delivery Settings". V96267-PS0036